April 18, 2008

DREYFUS PREMIER MANAGER FUNDS I - DREYFUS PREMIER INTRINSIC VALUE FUND

Supplement to Prospectus dated August 1, 2007

     The following information supersedes and replaces any contrary information contained in the section of the Fund’s Prospectus entitled “Management-Investment Advisers”:

Bear Stearns Asset Management Inc. no longer serves as the sub-investment adviser to the fund. Dreyfus now provides the day-to-day management of the fund’s investments.

     Brian C. Ferguson has been the fund’s primary portfolio manager since April 18, 2008. Mr. Ferguson is a senior vice president and the director of the U.S. Large Cap Value Equity Team of The Boston Company Asset Management, LLC (TBCAM), an affiliate of Dreyfus, where he has been employed since June 1997. In April 2001, Mr. Ferguson became a dual employee of Dreyfus and TBCAM.

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     The Board of Trustees of Dreyfus Premier Manager Funds I (the “Trust”) has approved, subject to shareholder approval, an Agreement and Plan of Reorganization (the “Agreement”) between the Trust, on behalf of Dreyfus Premier Intrinsic Value Fund (the “Fund”), and Advantage Funds, Inc., on behalf of Dreyfus Premier Strategic Value Fund (the “Acquiring Fund”). The Agreement provides for the transfer of the Fund’s assets to the Acquiring Fund in a tax-free exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund’s stated liabilities, the distribution of shares of the Acquiring Fund to Fund shareholders and the subsequent termination of the Fund (the “Reorganization”).

     It is currently contemplated that holders of Fund shares as of May 21, 2008 (the “Record Date”) will be asked to approve the Agreement on behalf of the Fund at a special meeting of shareholders to be held on or about July 23, 2008. If the Agreement is approved, the Reorganization will become effective on or about August 27, 2008.

     A Prospectus/Proxy Statement with respect to the proposed Reorganization will be mailed prior to the meeting to Fund shareholders as of the Record Date. The Prospectus/Proxy Statement will describe the Acquiring Fund and other matters. Investors may obtain a free copy of the Prospectus of the Acquiring Fund by calling 1-800-554-4611.